ING Life Insurance and Annuity Company Variable Annuity Account C AFT Choice Plus Supplement dated August 12, 2005 to the Contract Prospectus and Contract Prospectus Summary, each dated April 29, 2005

The information in this Supplement updates and amends certain information contained in the Contract Prospectus and Contract Prospectus Summary. You should read this Supplement along with the current Contract Prospectus and Contract Prospectus Summary.

1.

The following footnote is added to Lord Abbett Mid-Cap Value Fund (Class A) appearing in the list of "The Funds" on page 1 of the Contract Prospectus.

(2) Only available to plans that were offering this fund prior to September 1, 2005.

2.

The information for the ING Van Kampen Comstock Portfolio appearing in the Fund Expense Table beginning on page 7 of the Contract Prospectus is deleted and replaced with the following to reflect changes in fund fees and expenses.

Fund Name	Management (Advisory) Fees	12b-1 Fee	Other Expenses	Total Annual Fund Operating Expenses	Fees and Expenses Waived or Reimbursed	Net Annual Fund Operating Expenses
ING Van Kampen Comstock Portfolio (Service Class) (10)	0.60%	--	0.60%	1.20%	0.09%	1.11%

3.	The Footnotes to "Fund Expense Table" beginning on page 8 of the Contract Prospectus are amended by adding the following to footnote (10):
(10)

In addition, effective June 1, 2005, ING Life Insurance and Annuity Company, the Portfolio's investment adviser, has contractually agreed to waive a portion of the management fee for ING Van Kampen Comstock Portfolio. Based upon net assets as of December 31, 2004, the management fee waiver for the Portfolio would equal 0.02%. This expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

4.	The information in footnote (1) on page 7 of the Contract Prospectus Summary for ING Van Kampen Comstock Portfolio is deleted and replaced with the following to reflect changes in fee waivers.
ING Van Kampen Comstock Portfolio - 1.11%

X.105479-05 C05-0808-017R	August 2005